SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                 Delaware Group Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary proxy materials.
[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

              Delaware Group Global Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary proxy materials.
[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                  Voyageur Arizona Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary proxy materials.
[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

             Voyageur Colorado Insured Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary proxy materials.
[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                 Voyageur Florida Insured Municipal Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary proxy materials.
[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                 Voyageur Minnesota Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary proxy materials.
[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

               Voyageur Minnesota Municipal Income Fund II, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary proxy materials.
[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

               Voyageur Minnesota Municipal Income Fund III, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary proxy materials.
[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

DELAWARE SM
INVESTMENTS

                          Combined Proxy Statement and
                 Notice of Joint Annual Meeting of Shareholders
                    to be Held on Thursday, October 28, 1999

                            To the Shareholders of:

                 DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
              DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
                  VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
             VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
                 VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
                 VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
               VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC. VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.


This is your official notice that the Joint Annual Meeting of Shareholders of each Delaware Investments closed-end registered investment company listed above (each individually, a "Fund" and, collectively, the "Funds") will be held at the Union League of Philadelphia, 140 South Broad Street, Philadelphia on Thursday, October 28, 1999 at 10:00 a.m. The purpose of the meeting is to consider and act upon the following Proposals and to transact any other business that properly comes before the meeting and any adjournments of the meeting.

The purposes of the Joint Annual Meeting are as follows:

1.       To elect a Board of Directors (or Trustees) for each Fund

2. To Ratify the Selection of Ernst & Young LLP as Independent Auditors for each Fund

Please vote your Proxy promptly to avoid the need for further mailings. Your vote is important.

/s/Wayne A. Stork
Wayne A. Stork
Chairman

September 28, 1999

DELAWARE SM                                               1818 Market Street
INVESTMENTS                                               Philadelphia, PA 19103

                                                          1-800-523-1918

                                 PROXY STATEMENT

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, OCTOBER 28, 1999

Meeting Information. The Board of Directors or Trustees (each Board is hereafter referred to as a "Board of Directors" and Board members are referred to as "Directors") of each Fund listed on the accompanying Notice is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Thursday, October 28, 1999 at 10:00 a.m. at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania and any adjournments of the meeting (hereafter, the "Meeting").

Purpose of Meeting. The purpose of the Meeting is to consider the Proposals listed in the accompanying Notice. The Board of Directors of each Fund urges you to complete, sign and return the Proxy Card (or Cards) included with this Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you provide voting instructions promptly to help assure a quorum for the Meeting.

General Voting Information. Shareholders may provide proxy instructions by returning their Proxy Card(s) by mail in the enclosed envelope. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If your signed Proxy Card is returned without any voting instructions, your shares will be voted "FOR" each of the nominees for election as Director and "FOR" the ratification of the selection of Ernst & Young LLP as independent auditors for the Fund. The persons designated as proxies will also be authorized to vote in their discretion on any other matters which may come before the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing at 1818 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund that they owned on the record date, which was September 16, 1999. Exhibit A shows the number of shares of each Fund that were outstanding on the record date and Exhibit B lists the shareholders who owned 5% or more of each Fund on that date. It is expected that this Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about October 6, 1999.

This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Fund or their investment managers or affiliates, through telephone, facsimile, or other communications. Delaware Management Company ("DMC"), the Funds' investment manager, will reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to shareholders.

Required Votes. All shareholders of each Fund vote together on the Proposals, regardless of whether the Fund has both common and preferred shareholders, with one exception. That is that the holders of preferred shares of each of the six Funds that were previously part of the Voyageur family of funds ("Voyageur Funds") have the exclusive right to separately elect two Directors, in addition to the right to vote for the remaining Directors together with the holders of the common shares.

The amount of votes of each Fund that are needed to approve the Proposals varies. The voting requirements are described within each Proposal. Abstentions will be included for purposes of determining whether a quorum is present at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on Proposals which require a plurality or majority of votes cast for approval, but would have the same effect as a vote "AGAINST" on Proposals requiring a majority of votes present. (These different voting standards are explained in the various Proposals.) Because the two Proposals presented are considered to be "routine" voting items, the Funds do not expect to recognize broker non-votes.

In the event that a quorum is not present or if sufficient votes are not received for the adoption of any proposal, management may propose an adjournment or adjournments of the Meeting. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting (or any adjournment thereof) in person or by proxy. In such circumstances, the persons named as proxies will vote in favor of any proposed adjournment.



Proposal One:     To Elect a Board of Directors for each Fund

You are being asked to vote to elect each of the current members of the Board of Directors for your Fund. The nominees are: Wayne A. Stork, David K. Downes, Walter P. Babich, Anthony D. Knerr, Ann R. Leven, Thomas F. Madison, Charles E. Peck and Jan L. Yeomans. In addition, shareholders of Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc. are being asked to re-elect John H. Durham, who is also a current member of the Board of Directors of each of those Funds. Mr. Durham is not currently a member of the Board of the Voyageur Funds and is not a nominee for the Boards of those Funds.

The Voyageur Funds each issue shares of common stock and shares of preferred stock. The governing documents of each of these Funds provide that the holders of preferred shares of the Fund are entitled to elect two of the Fund's Directors, and the remaining Directors are to be elected by the holders of the preferred shares and common shares voting together. The nominees for Directors to be voted on separately by the preferred shareholders of such Funds are Thomas
F. Madison and Jan L. Yeomans.

If elected, these persons will serve as Directors until the next Annual Meeting of Shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used to vote for a substitute nominee or nominees as recommended by the existing Board of Directors.

Directors. Presented below is information about the age, position with the Funds, principal occupation and past business experience of each current Director. Exhibit C lists the year in which each individual became a Director of each Fund.

*Wayne A. Stork (age 62) Chairman, Director and/or Trustee of each Fund and 25 other investment companies within Delaware Investments; Chairman and Director of Delaware Management Holdings, Inc.; and Director of Delaware International Advisers Ltd. Prior to January 1, 1999, Mr. Stork was Chairman and Director of Delaware Capital Management, Inc.; Chairman, President, Chief Executive Officer and Director of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, President, Chief Executive Officer, Chief Investment Officer and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd., Delaware International Holdings Ltd. and Delaware Management Holdings, Inc.; President and Chief Executive Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; Director of Delaware Service Company, Inc. and Retirement Financial Services, Inc. In addition, during the five years prior to January 1, 1999, Mr. Stork also served in various other executive capacities at different times within Delaware Investments.

*David K. Downes (age 59) President, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer and Director of each Fund and 25 other investment companies within Delaware Investments; President and Director of Delaware Management Company, Inc.; President, Chairman, Chief Executive Officer and Director of Delaware Service Company, Inc.; President, Chief Operating Officer, Chief Financial Officer and Director of Delaware International Holdings Ltd.; President, Chief Executive Officer and Director of Delaware Capital Management, Inc.; President of Delaware Management Company (a series of Delaware Management Business Trust); Chairman and Director of Delaware Management Trust Company and Retirement Financial Services, Inc.; Executive Vice President, Chief Operating Officer, Chief Financial Officer of Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.; Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Trustee of Delaware Management Business Trust; Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.; Director of Delaware International Advisers Ltd. During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.

Walter P. Babich (age 72) Director and/or Trustee of each Fund and 25 other investment companies within Delaware Investments; Board Chairman of Citadel Constructors, Inc. (commercial building construction), 1988 to present; Partner of I&L Investors, 1988-1991; Partner of Irwin & Leighton Partnership (building construction), 1986-1988.

John H. Durham (age 62) Director and/or Trustee of Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc. and 17 other investment companies within Delaware Investments. Consultant to Delaware Investments, 1991-1997; Partner of Complete Care Services, 1995 to present; Chairman of the Board of each investment company in the Delaware Investments family from 1986 to 1991, Director Emeritus from 1995 through 1999 of all 33 investment companies in Delaware Investments; reappointed to the Boards of the 19 investment companies for which he currently serves as Director in 1998; President of each company from 1977 to 1990; and Chief Executive Officer of each company from 1984 to 1990. Prior to 1992, with respect to Delaware Management Holdings, Inc., Delaware Management Company, Delaware Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times.

Anthony D. Knerr (age 60) Director and/or Trustee of each Fund and 25 other investment companies within Delaware Investments; Founder and Managing Director, Anthony Knerr & Associates (strategic consulting company to major non-profit institutions and organizations), 1991 to present; Founder and Chairman of the Publishing Group, Inc. 1988-1990; Executive Vice President/Finance and Treasurer of Columbia University, 1982-1988; Lecturer of English at Columbia University, 1987-1989.

Ann R. Leven (age 58) Director and/or Trustee of each Fund and 25 other investment companies within Delaware Investments; Treasurer, National Gallery of Art, 1994 to present; Director of four investment companies sponsored by Acquila Management Corporation, 1985 to February, 1998; Deputy Treasurer of the National Gallery of Art, 1990 to 1994; Treasurer and Chief Fiscal Officer of the Smithsonian Institution, 1984-1990; Adjunct Professor at Columbia Business School, 1975-1992.

Thomas F. Madison (age 63) Director and/or Trustee of each Fund and 25 other investment companies within Delaware Investments; President and Chief Executive Officer of MLM Partners, Inc., 1993 to present; Chairman of the Board of Communications Holdings, Inc., 1996 to present; Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company, February to September, 1994; Director of Valmont Industries (irrigation systems and steel manufacturing), 1987 to present; Director of Eltrax Systems, Inc. (data communications integration), 1993 to present; Director of Minnegasco, Span Link Communications (software), 1995 to present; Director of ACI Telecentrics (outbound telemarketing and telecommunications), 1997 to present; Director of Aon Risk Services, 1996 to present; Director of Digital River, 1997 to present.

Charles E. Peck (age 73) Director and/or Trustee of each Fund and 25 other investment companies in the Delaware Group; Retired; Secretary/Treasurer, Enterprise Homes, Inc., 1992 to present; Chairman and Chief Executive Officer of The Ryland Group, Inc., 1981 to 1990.

Jan L. Yeomans (age 51) Vice President and Treasurer of the 3M Corporation, 1994 to Present; Director of Benefit Funds and Financial Markets for the 3M Corporation, 1987-1994; Manager of Benefit Fund Investments for the 3M
Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985; Consultant -- Investment Technology Group of Chase Econometrics, 1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank of Chicago, 1970-1974.

* This nominee is considered to be an "interested person" of the Funds as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is affiliated with the investment manager of the Funds.

Board and Committee Meetings. During the twelve months ended September 30, 1999, each Fund held seven Board meetings. All of the Directors attended at least 75% of those meetings during the time which they served as Director.

Each Fund has an Audit Committee for the purpose of meeting, at least annually, with the Fund's independent auditors and officers to oversee the quality of financial reporting and the internal controls of the Fund, and for such other purposes as the Board of Directors may from time to time direct. The Audit Committee of each Fund consists of the following four Directors appointed by the Board, all of whom are considered to be independent because they are not "interested persons" under the 1940 Act: Ann R. Leven, Chairperson, Walter P. Babich, Anthony D. Knerr, Thomas F. Madison and Charles E. Peck. Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. The Audit Committee held four meetings for each Fund during the twelve months ended September 30, 1999.

Each Board of Directors also has a Nominating Committee, which meets for the purpose of proposing nominees to serve as Directors. Nominees are considered by the full Board of Directors for each Fund and, when appropriate, by shareholders at annual or special shareholder meetings. The Nominating Committee of each Fund currently consists of the following three Directors appointed by the Board:
Anthony D. Knerr and Charles E. Peck, both of whom are independent, and Wayne A. Stork. The selection and nomination of the independent Director nominees is committed to the discretion of the present independent Directors. The Nominating Committee will consider suggestions for Board of Directors nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Boards of Directors at any future annual meeting should identify the candidate and furnish a written statement of the person's qualifications to the Nominating Committee at the principal executive offices of the Funds.

Board Compensation. Each independent Director receives compensation from each Fund of which he/she is a member of the Board of Directors. The interested Directors are compensated by the investment manager and do not receive compensation from the Funds. Each independent Director (other than John H. Durham) currently receives a total annual retainer fee of $38,000 for serving as a Director for all 33 investment companies within Delaware Investments, plus $3,145 for each set of Board meetings attended (seven regular meetings). John H. Durham currently receives a total annual retainer fee of $31,180 for serving as a Director for 19 investment companies within Delaware Investments, plus $1,810 for each set of Board meetings attended. Members of the Audit Committee currently receive additional annual compensation of $5,000 from all Companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

Under the terms of each Company's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board of Directors, has attained the age of 70 and served on the Board of Directors for at least five continuous years, is entitled to receive payments from the Company for a period of time equal to the lesser of the number of years that the person served as a Director or the remainder of the person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the Company at the time of the person's retirement. If an eligible Director of each Company within the Delaware Investments family had retired as of August 31, 1999, he or she would have been entitled to annual payments in an amount equal to the annual retainer fee noted in the previous paragraph. The following table identifies the amount each Director received from each Fund during its last fiscal year and from the fund complex as a whole during the twelve months ended August 31, 1999.






------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Fund Name           Wayne     David     Walter     John H.     Anthony D.   Ann R. Leven   Thomas F.   Charles E.   Jan L.
                    A. Stork  K.        P. Babich  Durham1     Knerr                       Madison     Peck         Yeomans2
                              Downes
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Delaware Group          None      None     $1,345        $890       $1,345         $1,360      $1,306       $1,267           N/A
Dividend and
Income Fund, Inc.
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Delaware Group          None      None       $967        $667         $967           $974        $950         $933           N/A
Global Dividend
and Income Fund,
Inc.
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Voyageur Arizona        None      None       $857         N/A         $857           $861        $853         $836           $95
Municipal Income
Fund, Inc.
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Voyageur Colorado       None      None       $965         N/A         $965           $972        $960         $932           $95
Insured Municipal
Income Fund, Inc.
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Voyageur Florida        None      None       $824         N/A         $824           $828        $821         $808           $95
Insured Municipal
Income Fund
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Voyageur                None      None       $831         N/A         $831           $835        $828         $814           $95
Minnesota
Municipal Income
Fund, Inc.
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Voyageur                None      None     $1,105         N/A       $1,105         $1,115      $1,096       $1,056           $95
Minnesota
Municipal Income
Fund II, Inc.
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Voyageur                None      None       $781         N/A         $781           $784        $779         $770           $95
Minnesota
Municipal Income
Fund III, Inc.
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Total                   None      None    $59,525     $49,989      $65,168        $66,167     $65,168      $62,667       $28,405
Compensation From
All Investment
Companies in
Delaware
Investments for
the 12 months
ended August 31,
1999
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
1 Mr. Durham is not a member of the Board of Directors of any Voyageur Fund.

2 Ms. Yeomans was appointed to the Board of Directors on April 16, 1999 to replace W. Thacher Longstreth, who retired.



Officers. Each Board of Directors and the senior management of the Funds appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Funds: Wayne A. Stork, David K. Downes, Richard G. Unruh, H. Thomas McMeekin, Richard J. Flannery, Eric E. Miller, Michael P. Bishof, Joseph H. Hastings, Patrick P. Coyne, Mitchell L. Conery, Elizabeth H. Howell, Paul A. Matlack, Andrew M. McCullagh and Michael J. Dugan. Exhibit D includes biographical information and the past business experience of such officers, except for Mr. Stork and Mr. Downes, whose information is set forth above along with the other Directors. The Exhibit also identifies which officers are also officers of DMC or Delaware International Advisors Ltd. ("DIAL"), the sub-adviser to Delaware Group Global Dividend and Income Fund, Inc. The above officers of the Funds own shares of common stock and/or options to purchase shares of common stock of Lincoln National Corporation ("LNC"), the ultimate parent of DMC and DIAL. They are considered to be "interested persons" of the Funds under the 1940 Act.

Section 16 of the Securities Exchange Act of 1934, as amended, requires that directors, certain officers, and persons who own more than ten percent of each Fund's common stock, as well as each Fund's investment manager or sub-adviser and certain affiliated persons of the investment manager or sub-adviser, file with the SEC and the relevant securities exchange, reports of their ownership and changes in ownership of such common stock on Forms 3, 4 and 5. Such filing persons are required by SEC regulations to furnish to each such Fund copies of all Forms 3, 4 and 5 that they file.

Based upon a review of these filings and certain written representatives from such persons that no other reports were required to be filed, the Funds believe that, except as noted below, the requirements of Section 16 were met. All of the Funds note that Form 3s were not filed on a timely basis for Jan L. Yeomans. Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc. note that Form 3s were not filed on a timely basis for John H. Durham and Michael J. Dugan.

Management's Ownership of the Funds. Attached to this Proxy Statement as Exhibit E is a list of the Directors' shareholdings of the Delaware Investments Funds on an individual basis. Exhibit A lists the aggregate holdings by all of the Directors and executive officers as a group.

Required Vote. Provided that a quorum is present at the Meeting, either in person or by proxy, the following votes are required to elect each Fund's Board of Directors. For Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc. and Voyageur Florida Insured Municipal Income Fund, a plurality of votes cast at the Meeting is sufficient to elect any nominee as Director. This means that the nominees receiving the largest number of votes will be elected to fill the available Board positions. For the remaining five Funds, which are Delaware-Voyageur Funds, the affirmative vote of the holders of a majority of the shares represented at the Meeting is required to elect each nominee as Director.

In addition, the holders of the preferred shares of the six Voyageur Funds have the exclusive right to vote to elect Mr. Madison and Ms. Yeomans to the Board of Directors of those Funds. The affirmative vote of a majority of the preferred shares represented at the Meeting of a Voyageur Fund is sufficient to elect these two nominees, except in the case of Voyageur Florida Insured Municipal Income Fund, where the vote of only a plurality of the preferred shares is required.



Proposal Two:  To Ratify the Selection of Ernst & Young LLP as Independent
               Auditors for the Company

The Board of Directors of each Fund has selected Ernst & Young LLP as independent auditors for the current fiscal year and shareholders are asked to ratify this selection. Ernst & Young LLP's principal address is Two Commerce Square, Philadelphia, PA 19103. A representative from Ernst & Young LLP is expected to be present at the Meeting. The representative of Ernst & Young LLP will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. Each Fund's Audit Committee meets periodically with the representatives of Ernst & Young LLP to receive reports from Ernst & Young LLP and plan for the Fund's annual audit.

Required Vote. The affirmative vote of a majority of the votes of Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc. that are cast at the Meeting is required to ratify the selection of Ernst & Young LLP for those Funds. The shareholders of the Delaware-Voyageur Funds can ratify the selection of the auditors with the affirmative vote of a majority of the shares represented at the Meeting.

The Board of Directors of each Fund recommends you ratify the selection of Ernst & Young LLP as independent auditors for such Fund for the current fiscal year.



OTHER INFORMATION

         Investment Manager. Delaware Management Company (a series of Delaware Management Business Trust), One Commerce Square, Philadelphia, PA 19103, serves as investment manager to each Fund. Delaware International Advisers Ltd. ("DIAL"), Third Floor, 80 Cheapside, London, England EC2V 6EE, serves as sub-adviser to Delaware Group Global Dividend and Income Fund, Inc. DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Investment Advisers Act of 1940, as amended, and is a member of the Investment Management Regulatory Organization (IMRO) in the United Kingdom.

         Administrator. Delaware Service Company, Inc., 1818 Market St., Philadelphia, PA 19103, performs administrative and accounting services for the Funds.

         Shareholder Proposals. If a Fund holds an annual meeting of shareholders in 2000, shareholder proposals for that meeting must be received no later than January 27, 2000. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at its principal executive office.

         Other Information. Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Funds at the address and telephone number shown at the beginning of the Proxy Statement.

                                    EXHIBIT A



            OUTSTANDING SHARES AS OF RECORD DATE (SEPTEMBER 16, 1999)


----------------------------------------------------------------- -----------------------------------
Delaware Group Dividend and Income Fund, Inc.
----------------------------------------------------------------- -----------------------------------
----------------------------------------------------------------- -----------------------------------
Delaware Group Global Dividend and Income Fund, Inc.
----------------------------------------------------------------- -----------------------------------
----------------------------------------------------------------- -----------------------------------
Voyageur Arizona Municipal Income Fund, Inc.

     Common Stock
     Preferred Stock
----------------------------------------------------------------- -----------------------------------
----------------------------------------------------------------- -----------------------------------
Voyageur Colorado Insured Municipal Income Fund, Inc.

     Common Stock
     Preferred Stock
----------------------------------------------------------------- -----------------------------------
----------------------------------------------------------------- -----------------------------------
Voyageur Florida Insured Municipal Income Fund

     Common Stock
     Preferred Stock
----------------------------------------------------------------- -----------------------------------
----------------------------------------------------------------- -----------------------------------
Voyageur Minnesota Municipal Income Fund, Inc.

     Common Stock
     Preferred Stock
----------------------------------------------------------------- -----------------------------------
----------------------------------------------------------------- -----------------------------------
Voyageur Minnesota Municipal Income Fund II, Inc.

     Common Stock
     Preferred Stock
----------------------------------------------------------------- -----------------------------------
----------------------------------------------------------------- -----------------------------------
Voyageur Minnesota Municipal Income Fund III, Inc.

     Common Stock
     Preferred Stock
----------------------------------------------------------------- -----------------------------------


                                    EXHIBIT B


                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND


The following accounts held of record 5% or more of the outstanding shares of the Funds listed below as of September 16, 1999. Management does not have knowledge of beneficial owners.


                        [To be provided in later filing]

                                    EXHIBIT C


               YEARS THAT DIRECTORS OR TRUSTEES FIRST TOOK OFFICE



------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Fund Name           Wayne     David     Walter     John H.     Anthony D.   Ann R. Leven   Thomas F.   Charles E.   Jan L.
                    A. Stork  K.        P. Babich  Durham1     Knerr                       Madison     Peck         Yeomans
                              Downes
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Delaware Group      1993      1999      1993       1993        1993         1993           1997        1993         1999
Dividend and
Income Fund, Inc.
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Delaware Group      1993      1999      1993       1993        1993         1993           1997        1993         1999
Global Dividend
and Income Fund,
Inc.
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Voyageur Arizona    1997      1999      1997       N/A         1997         1997           1994        1997         1999
Municipal Income
Fund, Inc.
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Voyageur Colorado   1997      1999      1997       N/A         1997         1997           1994        1997         1999
Insured Municipal
Income Fund, Inc.
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Voyageur Florida    1997      1999      1997       N/A         1997         1997           1994        1997         1999
Insured Municipal
Income Fund
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Voyageur            1997      1999      1997       N/A         1997         1997           1994        1997         1999
Minnesota
Municipal Income
Fund, Inc.
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Voyageur            1997      1999      1997       N/A         1997         1997           1994        1997         1999
Minnesota
Municipal Income
Fund II, Inc.
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
Voyageur            1997      1999      1997       N/A         1997         1997           1994        1997         1999
Minnesota
Municipal Income
Fund III, Inc.
------------------- --------- --------- ---------- ----------- ------------ -------------- ----------- ------------ -------------
1    Mr.  Durham  re-joined  the Boards of Directors  of most of the  investment companies within Delaware Investments on April 16, 1998. However, he is not
     a member of the Boards of Directors of any Fund that was previously part of the Voyageur family.


                                   EXHIBIT D


                         EXECUTIVE OFFICERS OF THE FUNDS


Richard G. Unruh, Jr. (age 59) Mr. Unruh has served as Executive Vice President and Chief Investment Officer, Equities for the Funds since 1994. Mr. Unruh also serves in such capacity for the other 25 investment companies within Delaware Investments and for Delaware Management Company (a series of Delaware Management Business Trust.. He also serves as Executive Vice President and Trustee of Delaware Management Business Trust; Executive Vice President of Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.; Executive Vice President/Chief Investment Officer, Equities and Director of Delaware Management Company, Inc.; Chief Executive Officer/Chief Investment Officer, Equities of Delaware Investment Advisers (a series of Delaware Management Business Trust); and Director of Delaware International Advisers Ltd. During the past five years, Mr. Unruh has served in various executive capacities at different times within Delaware Investments.

H. Thomas McMeekin (age 46) Mr. McMeekin has served as Executive Vice President/Chief Investment Officer, Fixed Income for the Funds and the other 25 investment companies since 1999. He also serves as Director of Delaware Management Holdings, Inc. and Founders CBO Corporation; Executive Vice President and Director of Founders Holdings, Inc.; and Executive Vice President of Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Capital Management, Inc. From 1987 to 1999, Mr. McMeekin was employed in various executive capacities by Lincoln Investment Management, Inc.

Richard J. Flannery (41) Executive Vice President of each of the 34 investment companies in the Delaware Investments family; Executive Vice President and General Counsel of Delaware Management Holdings, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Founders CBO Corporation; Executive Vice President/General Counsel and Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware Distributors, Inc., Delaware International Holdings Ltd., Founders Holdings, Inc., and Delvoy, Inc.; and Director of Delaware International Advisers Ltd. and HYPPCO Finance Company Ltd. During the last five years, Mr. Flannery has served in various executive capacities at different times within the Delaware Investments organization.

Eric E. Miller

Michael P. Bishof (age 36)Mr. Bishof has served as Vice President/Treasurer for the Funds since 1995. Mr. Bishof also serves in the same capacity for the other funds in the Delaware Group. He also serves as Senior Vice President for Delaware Management Company, Inc.; Senior Vice President/Treasurer for Delaware Distributors, L.P. and Founders Holdings, Inc.; Vice President/Treasurer for Delaware Distributors, Inc. and Delaware Service Company, Inc.; Assistant Treasurer for Founders CBO Corporation; and Vice President/Manager of Investment Accounting for Delaware International Holdings Ltd. Since June 1995, Mr. Bishof has served in various executive capacities at different times within the Delaware organization. Before joining the Delaware Group in June 1995, Mr. Bishof was a vice President for Bankers Trust, New York, NY from October 1994 to June 1995; a Vice President for CS First Boston Investment Management, New York, NY from April 1993 to October 1994; and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from April 1987 to April 1993.

Joseph H. Hastings (49) Senior Vice President/Corporate Controller of each of the 34 investment companies in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd. and Delvoy, Inc.; Chief Financial Officer/Treasurer Retirement Financial Services, Inc.,; and Senior Vice President/Assistant Treasurer of Founders CBO Corporation. During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware Investments organization.

Patrick P. Coyne (35) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management, Inc., and of the fixed-income funds in the Delaware Investments family. During the past five years, Mr. Coyne has served in various capacities at different times within the Delaware Investments organization.

Mitchell L. Conery (39) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management, Inc., and of the fixed-income investment companies in the Delaware Investments family. Before joining Delaware Investments in 1997, Mr. Conery was an investment officer with Travelers Insurance from 1995 through 1996, and a research analyst with CS First Boston and MBIA Corporation.

Elizabeth H. Howell (36) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management, Inc., and of the fixed-income funds in the Delaware Investments family. Before joining Delaware Investments in 1997, Ms. Howell was a senior portfolio manager with Voyageur Fund Managers, Inc.

Paul A. Matlack (age 39)Mr. Matlack has served as Vice President/Senior Portfolio Manager for the Funds since 1993. Mr. Matlack serves in the same capacity for Delaware Group Income Funds, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc. and Delaware Pooled Trust, Inc. He also serves as Vice President/Senior Portfolio Manager for Delaware Management Company, Inc. and an officer for the other fixed income funds in the Delaware Group; Vice President for Founders Holdings, Inc.; and President and Director for Founders CBO Corporation. During the past five years, Mr. Matlack has served in various executive capacities at different times within the Delaware organization.

Andrew M. McCullagh (50) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and of the fixed-income funds in the Delaware Investments family. Before joining Delaware Investments in 1997, Mr. McCullagh was a senior portfolio manager with Voyageur Fund Managers, Inc.

Michael J. Dugan

                                    EXHIBIT E

          SHAREHOLDINGS BY DIRECTORS IN THE DELAWARE INVESTMENTS FUNDS
                              AS OF AUGUST 31, 1999

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                           Company                                 Shares Owned         Percentage of Fund/Company Owned
Wayne A. Stork
   Delaware Group Equity Funds I, Inc.
     Delaware Devon Fund                                                66,756.592
   Delaware Group Equity Funds II, Inc.
     Delaware Decatur Equity Income Fund                                 1,358.392
   Delaware Group Equity Funds V, Inc.
     Delaware Small Cap Value Fund                                      180,304.66
   Delaware Group Income Funds, Inc.
     Delaware Delchester Fund                                           671,673.06
   Delaware Group Income Funds, Inc.
     Delaware High-Yield Opportunities Fund                          1,189,138.238
   Delaware Group Government Fund, Inc.
     Delaware American Government Bond Fund                              5,710.806
   Delaware Group Cash Reserve, Inc.                                 2,901,334.960
   Delaware Group Tax-Free Money Fund, Inc
     Delaware Tax-Free Money Fund                                        1,102.370
   Delaware Group State Tax-Free Income Trust
     Delaware Tax-Free Pennsylvania Fund                               931,291.543
   Delaware Group Global International Funds, Inc.
     Delaware International Equity Fund                                 12,059.765
   Voyageur Mutual Funds IIi, Inc.
     Delaware Aggressive Growth Fund                                     9,565.838

Walter P. Babich
   Delaware Group Equity Funds I, Inc.
     Delaware Devon Fund                                                 8,556.058
   Delaware Group Cash Reserve, Inc.
     Delaware Cash Reserve Fund                                         23,401.870
   Voyageur Mutual Funds IIi, Inc.
     Delaware Aggressive Growth Fund                                     9,895.821

  Ann R. Leven
     Delaware Group Equity Funds I, Inc.
       Delaware Balanced Fund                                               797.299
     Delaware Group Equity Funds I, Inc.
       Delaware Devon Fund                                                  350.339
     Delaware Group Equity Funds II, Inc.
       Delaware Decatur Equity Income Fund                                2,444.654
     Delaware Group Equity Funds II, Inc.
       Delaware Growth And Income Fund                                    2,326.804
     Delaware Group Equity Funds IIi
       Delaware Trend Fund                                                2,732.464
     Delaware Group Equity Funds V, Inc.
       Delaware Small Cap Value Fund                                      1,000.996
     Delaware Group Global & International Funds, Inc
       Delaware International Equity Fund                                 1,191.454

Charles E. Peck
   Delaware Group Equity Funds I, Inc.
     Delaware Balanced Fund                                             15,408.579
   Delaware Group Equity Funds I, Inc.
     Delaware Devon Fund                                                 8,408.579
   Delaware Group Equity Funds II, Inc.
     Delaware Growth And Income Fund                                    11,007.104
   Delaware Group Equity Funds III
     Delaware Trend Fund                                                21,330.433
   Delaware Group Equity Funds IV, Inc.
    Delaware Delcap Fund                                                 7,047.861
   Delaware Group Equity Funds V, Inc.
    Delaware Small Cap Value Fund                                        6,532.026
   Delaware Group Income Funds
    Delaware Delchester Fund                                            71,450.641
   Delaware Group Limited-Term Government Funds, Inc.
    Delaware Limited-Term Government Fund                               17,807.809
   Delaware Group Adviser Funds, Inc.
    Delaware U.S. Growth Fund                                           14,417.178
   Delaware Group Global & International Funds, Inc.
    Delaware International Equity Fund                                   8,813.403

David K. Downes
   Delaware Group Equity Funds I, Inc.
     Delaware Balanced Fund                                              1,203.495
   Delaware Group Equity Funds I, Inc.
     Delaware Devon Fund                                                  1518.028
   Delaware Group Equity Funds II, Inc.
     Delaware Decatur Equity Income Fund                                  1432.521
   Delaware Group Equity Funds II, Inc.
     Delaware Growth And Income Fund                                      1073.051
   Delaware Group Equity Funds II, Inc.
     Delaware Blue Chip Fund                                               111.117
   Delaware Group Equity Funds II, Inc.
     Delaware Social Awareness Fund                                         102.38
   Delaware Group Equity Funds III
     Delaware Trend Fund                                                  1167.201
   Delaware Group Equity Funds IV, Inc.
     Delaware Delcap Fund                                                  428.910
   Delaware Group Equity Funds V, Inc.
     Delaware  Small Cap Value Fund                                       1859.649
   Delaware Group Income Funds, Inc.
     Delaware High-Yield Opportunities Fund                               2307.841
   Delaware Group Income Funds, Inc.
     Delaware Strategic Income Fund                                       7643.140
   Delaware Group Limited Term Government Funds, Inc.
     Delaware Limited Term Government Fund                                 155.617
   Delaware Group Cash Reserve, Inc.
     Delaware Cash Reserve Fund                                          48675.870
   Delaware Group State Tax-Free Income Trust
     Delaware Tax-Free Pennsylvania Fund                                  1394.832
   Delaware Group Tax-Free Fund, Inc.
     Delaware Tax-Free Usa Intermediate Fund                              1072.815
   Delaware Pooled Trust, Inc.
     Reit Fund                                                              92.133
   Delaware Group Global & International Funds, Inc.
     Delaware Emerging Markets Fund                                        943.352
   Delaware Group Global & International  Funds, Inc.
     Delaware Global Equity Fund                                          1242.618
   Delaware Group Global& International Funds, Inc.
     Delaware International Equity Fund                                   1438.825
   Delaware Group Global & International Funds, Inc.
     Delaware Global Bond Fund Profit Sharing Holdings                     122.662
   Delaware Group Adviser Funds, Inc.
     Delaware U.S. Growth Fund                                              96.097
   Delaware Group Adviser Funds, Inc.
     Delaware Overseas Equity Fund                                         152.022
   Voyageur Mutual Funds, Inc.
     Delaware National High-Yield Municipal Bond Fund                      383.389
   Voyageur Mutual Funds III, Inc.                                        2451.426
     Delaware Aggressive Growth Fund

Thomas F. Madison
   Delaware Group Equity Funds I, Inc.
     Delaware Devon Fund                                                   249.265
   Delaware Group Global& International Funds, Inc.
     Delaware International Equity Fund                                    161.615
   Voyageur Mutual Funds III, Inc.
     Delaware Aggressive Growth Fund                                       136.331

John H. Durham
   Delaware Group Cash Reserve, Inc.
     Delaware Cash Reserve Fund                                          86372.750
   Delaware Group Adviser Funds, Inc.
     Delaware New Pacific Fund                                            8503.401













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With  respect to the Funds for which  this  Proxy  Statement  is  provided,  the
Directors  and executive  Officers as a group owned,  in the aggregate on August
31, 1999: 2,479, 8,644 and 3,354 common shares of Voyageur  Minnesota  Municipal
Income Fund,  Inc.,  Voyageur  Minnesota  Municipal  Income Fund II,  Inc.,  and
Voyageur Minnesota Municipal Income Fund III, Inc., respectively.